Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock of Centennial Resource Development, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 27th day of December, 2016.

Silver Run Sponsor, LLC
By:	Silver Run Sponsor Manager, LLC, its managing member

By:	/s/ Thomas J. Walker
Title:	Managing Director

Silver Run Sponsor Manager, LLC

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Centennial Holdings, L.P.
By:	Riverstone VI REL Holdings GP, LLC,
its general partner

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone VI REL Holdings GP, LLC

By:	/s/ Thomas J. Walker
Title:	Managing Director

REL US Centennial Holdings, LLC
By:	REL IP General Partner LP, its managing member
By:	REL IP General Partner Limited, its general partner

By:	/s/ Thomas J. Walker
Title:	Director

REL IP General Partner LP
By:	REL IP General Partner Limited, its general partner

By:	/s/ Thomas J. Walker
Title:	Director

REL IP General Partner Limited

By:	/s/ Thomas J. Walker
Title:	Director

Riverstone Energy Limited Investment Holdings, LP
By:	Riverstone Holdings II (Cayman) Ltd., its general partner

By:	/s/ Thomas J. Walker
Title:	Attorney-in-fact for David M. Leuschen, Director

Riverstone Holdings II (Cayman) Ltd.

By:	/s/ Thomas J. Walker
Title:	Attorney-in-fact for David M. Leuschen, Director

Riverstone Non-ECI USRPI AIV, L.P.
By:	Riverstone Non-ECI USRPI AIV GP, L.L.C., its general partner

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Non-ECI USRPI AIV GP, L.L.C.

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Non-ECI Partners GP (Cayman), L.P.
By:	Riverstone Non-ECI GP Cayman LLC, its general partner
By:	Riverstone Non-ECI GP Ltd., its sole member

By:	/s/ Thomas J. Walker
Title:	Director

Riverstone Non-ECI GP Cayman LLC
By:	Riverstone Non-ECI GP Ltd., its sole member

By:	/s/ Thomas J. Walker
Title:	Director

Riverstone Non-ECI GP Ltd.

By:	/s/ Thomas J. Walker
Title:	Director

Riverstone VI Centennial QB Holdings, L.P.
By:	Riverstone Energy Partners VI, L.P., its general partner
By:	Riverstone Energy GP VI, LLC, its general partner

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Energy Partners VI, L.P.
By:	Riverstone Energy GP VI, LLC,
its general partner

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Energy GP VI, LLC

By:	/s/ Thomas J. Walker
Title:	Managing Director

Riverstone Energy GP VI Corp

By:	/s/ Thomas J. Walker
Title:	Vice President

Riverstone Holdings LLC

By:	/s/ Thomas J. Walker, Authorized Person

David M. Leuschen

By:	/s/ Thomas J. Walker, attorney-in-fact

Pierre F. Lapeyre, Jr.

By:	/s/ Thomas J. Walker, attorney-in-fact